DEAN FAMILY OF FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2001
                           Revised September 24, 2001
                              Large Cap Value Fund
                              Small Cap Value Fund
                                  Balanced Fund
                            International Value Fund


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Dean Family of Funds dated August 1, 2001. A copy of the Funds' Prospectus can be obtained by writing the Trust at 2480 Kettering Tower, Dayton, Ohio 45423, or by calling the Trust nationwide toll-free 888-899-8343.



















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                       STATEMENT OF ADDITIONAL INFORMATION

                              Dean Family of Funds
                              2480 Kettering Tower
                               Dayton, Ohio 45423

                                TABLE OF CONTENTS

THE TRUST......................................................................4

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................5

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS.......................16

INVESTMENT LIMITATIONS........................................................18

TRUSTEES AND OFFICERS.........................................................20

THE INVESTMENT ADVISER........................................................22

THE SUB-ADVISER...............................................................24

THE UNDERWRITER...............................................................24

DISTRIBUTION PLANS............................................................25

SECURITIES TRANSACTIONS.......................................................26

PORTFOLIO TURNOVER............................................................28

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........................29

OTHER PURCHASE INFORMATION....................................................29

TAXES.........................................................................30

REDEMPTION IN KIND............................................................33

HISTORICAL PERFORMANCE INFORMATION............................................33

CUSTODIAN.....................................................................36

AUDITORS......................................................................36

PRINCIPAL SECURITY HOLDERS....................................................36

TRANSFER AGENT, FUND ACCOUNTING AGENT, AND ADMINISTRATOR......................37

ANNUAL REPORT.................................................................38



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THE TRUST

         The Dean Family of Funds (the "Trust") was organized as an Ohio business trust on December 18, 1996. The Trust is an open-end, diversified, management investment company that currently offers four series of shares to investors: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund and the International Value Fund (referred to individually as a "Fund" and collectively as the "Funds").

         Each Fund has its own investment objective(s) and policies. None of the Funds is intended to be a complete investment program, and there is no assurance that the investment objective of any Fund can be achieved. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in a Fund's investment objective, shareholders should consider whether such Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         Shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the 1940 Act or when the matter affects only the interests of a particular Fund. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

         Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Both Class A shares and Class C shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

         A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives and Policies") appears below:

         Majority. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

         U.S. Government Obligations. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Funds are not guaranteed or backed by the United States Government.

         Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or which, in the opinion of the investment adviser, is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the investment adviser, subject to the direction of the Board of Trustees, such note is liquid.

         The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

         Bank Debt Instruments. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations").

         Shares of Other Investment Companies. Each Fund will not invest more than 10% of its total assets in shares of other investment companies. To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

         Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Each Fund will only enter into repurchase agreements which are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the investment adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         Borrowing and Pledging. Each Fund may borrow money from banks, provided that, immediately after any such borrowings, there is asset coverage of 300% for all borrowings of the Fund. A Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. Each Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Funds' present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

         Loans of Portfolio Securities. Each Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. It is the present intention of the Trust, which may be changed without shareholder approval, that loans of portfolio securities will not be made with respect to a Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets.

         To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the investment adviser or any affiliated person of the Trust or an affiliated person of the investment adviser or other affiliated person.

         Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter. A Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights.

         When-Issued Securities and Securities Purchased On a To-Be-Announced Basis. Obligations issued on a when-issued or to-be-announced basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Funds will only make commitments to purchase obligations on a when-issued or to-be-announced basis with the intention of actually acquiring the obligations, but a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Funds will purchase securities on a when-issued basis or to-be-announced basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction.

         Purchases of securities on a when-issued or to-be-announced basis are subject to market fluctuations and their current value is determined in the same manner as other portfolio securities. When effecting such purchases for a Fund, a segregated account of cash or liquid securities of the Fund in an amount sufficient to make payment for the portfolio securities to be purchased will be maintained with the Fund's Custodian at the trade date and valued daily at market for the purpose of determining the adequacy of the securities in the account. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions.

         Securities purchased on a when-issued or TBA basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. A Fund's purchase of securities on a when-issued or to-be-announced basis may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date or if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation).

         Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Each Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of a Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

         STRIPS. STRIPS are U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIP security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates.

         STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIP security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

         Foreign Securities. Subject to the Fund's investment policies and quality and maturity standards, a Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. Because the Funds may invest in foreign securities, an investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

         Forward Foreign Currency Exchange Contracts. The value of the International Value Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

         The International Value Fund will enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

         The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The International Value Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Adviser determines it to be in the best interests of the Fund. The Custodian will segregate cash or liquid portfolio securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

         Generally, the International Value Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         If the International Value Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

         The International Value Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         Writing Covered Call Options. Each Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

         The writing of covered call options is a conservative investment technique which the investment adviser believes involves relatively little risk. A Fund will receive a premium from writing a call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

         A Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, a Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

         Writing Covered Put Options. Each Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

         A Fund will receive a premium from writing a put option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised, resulting in a potential capital loss unless the security subsequently appreciates in value. A Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

         The Funds may also write straddles (combinations of puts and calls on the same underlying security.)

         Purchasing Put Options. Each Fund may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities. An example of such use of put options is provided below.

         Each Fund may purchase a put option on an underlying security (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

         Each Fund may also purchase put options at a time when it does not own the underlying security. Each Fund may also purchase call options on relevant stock indices. By purchasing put options on a security it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

         Each Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option. The purchaser of a put option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise.

         Purchasing Call Options. Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. Each Fund may also purchase call options in order to acquire the underlying securities. Examples of such uses of call options are provided below.

         Call options may be purchased by a Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         Each Fund will commit no more than 5% of its assets to premiums when purchasing call options. Each Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of a Fund's current return. For example, where a Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

         Futures Contracts. Each Fund may purchase and sell futures contracts to hedge against changes in prices. A Fund will not engage in futures transactions for speculative purposes. A Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, a Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

         A Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on a Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of a Fund's total assets. When a Fund purchases futures contracts, an amount of cash and cash equivalents equal to the underlying commodity value of the futures contracts (less any related margin deposits) will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When a Fund sells futures contracts or related option contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above. When a Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in a Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.

         Options Transactions Generally. Option transactions in which the Funds may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the investment adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the investment adviser's ability to select the proper time, type and duration of the options.

         Each Fund may purchase either exchange-traded or over-the-counter options on securities. A Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the Funds may invest are as follows:

         Moody's Investors Service, Inc.

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Standard & Poor's Ratings Group

         AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which the Funds may invest are as follows:

         Moody's Investors Service, Inc.

         aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         Standard & Poor's Ratings Group

         AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

         BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT LIMITATIONS

         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in each Fund. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

     1. Borrowing Money. The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund. The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. This limitation is not applicable to when-issued purchases.

     2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. Margin Purchases. The Fund will not purchase any securities or evidences of interest thereon on "margin" (except such short-term credits as are necessary for the clearance of transactions or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases).

     4. Options. The Fund will not purchase or sell puts, calls, options, futures, straddles, commodities or commodities futures contracts except as described in the Prospectus and Statement of Additional Information.

     5. Real Estate. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate.

     6. Amount Invested in One Issuer. The Fund will not invest more than 5% of its total assets in the securities of any issuer; provided, however, that there is no limitation with respect to investments and obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     7. Short Sales. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

     8. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

     9. Underwriting. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     10. Illiquid Investments. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

     11. Concentration. The Fund will not invest 25% or more of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     12. Investing for Control. The Fund will not invest in companies for the purpose of exercising control.

     13. Other Investment Companies. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

     14. Senior Securities. The Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other similar permitted investments and techniques.

     15. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness.

         With respect to the percentages adopted by the Trust as maximum limitations on each Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS

         The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, various organizations are retained to perform specialized services for the Funds.

         The following is a list of the Trustees and executive officers of the Trust and their compensation from the Trust for the fiscal year ended March 31, 2001. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.


                                                             Compensation
Name                       Age      Position Held            from the Trust
----                       ---      -------------            --------------
Sam B. Gould               58       Trustee                   6000(1)
+Frank J. Perez            57       Trustee                   4000(1)
+David H. Ponitz           70       Trustee                   6000(1)
+Gilbert P. Williamson     64       Trustee                   6000(1)
Stephen M. Miller          46       President                 0
Martin W. Flesher          38       Vice-President            0
Debra E. Rindler           36       Secretary/Treasurer       0
Carol J. Highsmith         36       Assistant Secretary       0

         +        Member of Audit Committee.

(1) Messrs. Gould, Perez, Ponitz and Williamson have elected to defer their compensation by participating in the Dean Family of Funds Directors Deferred Compensation Plan (the "Plan"). The Plan is a non-qualified deferred compensation plan in which the Trustees will accrue their benefits on a tax-free basis until such time as they begin receiving distributions. The tax obligations of the Plan will be paid by C.H. Dean & Associates, Inc. ("Dean"). For the year ended March 31, 2001, Dean paid, on behalf of the Dean Family of Funds, the Trustees fees set forth in the table above. Messrs. Gould, Perez, Ponitz and Williamson will not be entitled to receive a distribution from the Plan until they have attained the age of 72.

         The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     SAM B. GOULD, University of Dayton, School of Business Administration, Dayton, Ohio 45469, is Dean of the University of Dayton School of Business Administration.

     FRANK J. PEREZ, 3535 Southern Blvd., Kettering, Ohio 45429 is President and Chief Executive Officer of Kettering Medical Center Network.

     DAVID H. PONITZ, 444 W. Third Street, Dayton, Ohio 45402, is President of Sinclair Community College.

     GILBERT P. WILLIAMSON, 2320 Kettering Tower, Dayton, Ohio 45423, is a Director of S.C.O., Inc. (a software company), Retix, Inc. (a communications company), Roberds, Inc. (a retail company) and Citizens Federal Bank.

     STEPHEN M. MILLER, 2480 Kettering Tower, Dayton, Ohio 45423, is President, Chief Operating Officer, and Chief Financial Officer of C.H. Dean & Associates, Inc., and President of 2480 Securities LLC. Mr. Miller joined C.H. Dean & Associates, Inc. in 1992 and has held various positions with C.H. Dean & Associates, Inc. and 2480 Securities LLC.

     MARTIN W. FLESHER, 2480 Kettering Tower, Dayton, Ohio 45423, is Vice President, Director of Sales and Marketing of C.H. Dean & Associates, Inc. Mr. Flesher joined C.H. Dean & Associates, Inc. in 1999 as Regional Manager of Institutional Markets. Prior to joining C.H. Dean & Associates, Inc., he was a Financial Consultant at Merrill Lynch in Dayton.

     DEBRA E. RINDLER, 2480 Kettering Tower, Dayton, Ohio 45423 is Vice President, Director of Finance and Administration of C.H. Dean & Associates, Inc. Ms. Rindler joined C.H. Dean & Associates, Inc. in 1993 and has held various positions with C.H. Dean & Associates, Inc.

     CAROL J. HIGHSMITH, 431 N. Pennsylvania St., Indianapolis, Indiana 46204, is an Assistant Vice President of Unified Fund Services, Inc. She is also Vice President of Lindbergh Funds, and Secretary of The Unified Funds (all of which are registered investment companies).

         Each non-interested Trustee will receive an annual retainer of $2,000 and a $1,000 fee for each Board meeting attended and will be reimbursed for travel and other expenses incurred in the performance of their duties.

THE INVESTMENT ADVISER

         C.H. Dean & Associates, Inc. ("Dean Investment Associates") is the Funds' investment manager. Under the terms of the advisory agreements between the Trust and Dean Investment Associates, Dean Investment Associates manages the Funds' investments. The Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund each pay Dean Investment Associates a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets. The International Value Fund pays Dean Investment Associates a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of its average daily net assets.

         For the fiscal periods ended March 31, 1999, 2000 and 2001, the Large Cap Value Fund accrued advisory fees of $93,051, $106,970 and $108,957, the Small Cap Value Fund accrued advisory fees of $201,945, $191,195 and $140,099, the Balanced Fund accrued advisory fees of $115,850, $116,876 and $104,464, and the International Value Fund accrued advisory fees of $68,092, $162,144 and $226,929. In order to reduce the operating expenses of the Funds during the year ended March 31, 1999, the Adviser voluntarily waived $40,548 of its fees and reimbursed $17,974 of Class C expenses with respect to the Large Cap Value Fund, voluntarily waived $8,323 of its fees and reimbursed $1,297 of Class C expenses with respect to the Small Cap Value Fund, voluntarily waived $27,553 of its fees and reimbursed $5,073 of Class C expenses with respect to the Balanced Fund, and voluntarily waived its entire advisory fee and reimbursed $49,746 of common expenses and $8,363 of Class C expenses with respect to the International Value Fund. During the year ended March 31, 2000, the Adviser voluntarily waived $27,290 of its fees and reimbursed $8,842 of Class C expenses with respect to the Large Cap Value Fund, voluntarily waived $1,056 of its fees and reimbursed $9,076 of Class A expenses with respect to the Small Cap Value Fund, voluntarily waived $16,223 of its fees and reimbursed $13,449 of Class A expenses with respect to the Balanced Fund, and voluntarily waived $103,091 of its fees and reimbursed $300 of Class C expenses with respect to the International Value Fund. During the year ended March 31, 2001, the Adviser voluntarily waived $48,158 of its fees with respect to the Large Cap Value Fund, voluntarily waived $57,447 of its fees with respect to the Small Cap Value Fund, voluntarily waived $20,340 of its fees with respect to the Balanced Fund, and voluntarily waived $36,144 of its fees with respect to the International Value Fund. Pursuant to a written contract between Dean Investment Associates and the Trust, Dean Investment Associates has agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses, other than brokerage commissions, extraordinary items, interest and taxes, in order limit total annual Fund operating expenses to 1.85% of the average daily net assets allocable to Class A shares and 2.60% of the average daily net assets allocable to Class C shares of the Large Cap Value Fund, Small Cap Value Fund and Balanced Fund and 2.10% of the average daily net assets allocable to Class A shares and 2.85% of the average daily net assets allocable to Class C shares of the International Value Fund.

         The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's officers and Trustees with respect thereto. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of Dean Investment Associates are paid by Dean Investment Associates.

         By its terms, the advisory agreement on behalf of each Fund will remain in force until April 1, 2002 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Fund's advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by Dean Investment Associates. Each of the advisory agreements automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         Dean Investment Associates may use the name "Dean" or any derivation thereof in connection with any registered investment company or other business enterprise with which it is or may become associated.

THE SUB-ADVISER

         Newton Capital Management Ltd. (the "Sub-Adviser") has been retained by Dean Investment Associates to manage the investments of the International Value Fund. The Sub-Adviser is a United Kingdom investment advisory firm registered with the Securities and Exchange Commission. The Sub-Adviser is affiliated with Newton Investment Management Ltd., an English investment advisory firm and subsidiary of Mellon Bank, which has been managing assets for institutional investors, mutual funds and individuals since 1977. Dean Investment Associates (not the Fund) pays the Sub-Adviser a fee computed and accrued daily and paid monthly at an annual rate of .50% of the average value of the International Value Fund's daily net assets. For the fiscal periods ended March 31, 1999, 2000 and 2001, Dean Investment Associates paid the Sub-Adviser fees of $27,236, $65,127 and $90,606.

         By its terms, the Sub-Advisory Agreement will remain in force until April 1, 2002 and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority of the International Value Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the International Value Fund's outstanding voting securities, or by Dean Investment Associates or Sub-Adviser. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

THE UNDERWRITER

         2480 Securities Limited Liability Company d/b/a 2480 Securities LLC (the "Underwriter"), 2480 Kettering Tower, Dayton, Ohio 45423, is the principal underwriter of the Funds and, as such, is the exclusive agent for distribution of shares of the Funds. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Underwriter is a subsidiary of Dean Investment Associates. Mr. Miller is an officer of both the Trust and the Distributor.

         The Underwriter currently allows concessions to dealers who sell shares of the Funds. The Underwriter receives that portion of the sales load which is not reallowed to the dealers who sell shares of the Funds. The Underwriter retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record. The Underwriter bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plans of distribution.

         For the fiscal periods ended March 31, 1999, 2000 and 2001, the aggregate commissions collected on sales of Class A shares of the Trust were $100,095, $42,779 and $32,460 of which the Underwriter paid $86,538, $37,331 and
$28,780 to unaffiliated broker-dealers in the selling network and earned $13,557, $5,448 and $3,680 from underwriting and broker commissions.

         The Funds may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS

         Class A Shares -- As stated in the Prospectus, the Funds have adopted a plan of distribution with respect to the Class A shares of the Funds (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of that Fund's Class A shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of a Fund allocable to its Class A shares. Unreimbursed expenses will not be carried over from year to year. For the fiscal year ended March 31, 2001, the Class A shares of the Small Cap Value Fund incurred $7,177 in distribution expenses for payments to broker-dealers and others for the sale or retention of Fund shares.

         Class C Shares -- The Funds have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of the Funds. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of a Fund allocable to its Class C shares, which may be paid to other dealers based on the average value of the Fund's Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of that Fund's daily net assets allocable to its Class C shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above. For the fiscal year ended March 31, 2001, none of the Fund incurred any expenses under the Class C Plan.

         General Information Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

         The continuance of the Plans must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred after the termination date. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

         In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of such Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

SECURITIES TRANSACTIONS

         Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by Dean Investment Associates and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, Dean Investment Associates seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Dean Investment Associates generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal periods ended March 31, 1999, 2000 and 2001, the Large Cap Value Fund paid brokerage commissions of $18,939, $19,898 and $39,123, the Small Cap Value Fund paid brokerage commissions of $146,317, $98,009 and $68,341, the Balanced Fund paid brokerage commissions of $16,195, $20,866 and $20,894, and the International Value Fund paid brokerage commissions of $26,946, $85,765 and $123,947.

         The Funds may attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, Dean Investment Associates, and with respect to the International Value Fund, Newton Capital, may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds. Subject to the requirements of the Investment Company Act of 1940 (the "1940 Act") and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, Dean Investment Associates, Newton Capital or the Underwriter.

         Dean Investment Associates is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which Dean Investment Associates exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if Dean Investment Associates determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Dean Investment Associates' overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and Dean Investment Associates, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by Dean Investment Associates in servicing all of its accounts and not all such services may be used by Dean Investment Associates in connection with the Funds.

         The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust or Dean Investment Associates may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with Dean Investment Associates if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Underwriter nor other affiliates of the Trust or Dean Investment Associates will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

         Code of Ethics. The Trust, Dean Investment Associates and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. This Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.

         Newton Capital Management has also adopted a Code of Ethics under Rule 17j-1. Newton's Code also permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the International Value Fund.

PORTFOLIO TURNOVER

         A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. Although a Fund's annual portfolio turnover rate cannot be accurately predicted, Dean Investment Associates anticipates that each Fund's portfolio turnover rate normally will not exceed 100%, although it may be higher or lower. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period. High turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

         The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the investment adviser believes that portfolio changes are appropriate. For the fiscal periods ended March 31, 1999, 2000 and 2001, the annualized portfolio turnover rate was 55%, 71% and 103% for the Large Cap Value Fund, 79%, 90% and 54% for the Small Cap Value Fund, 60%, 196% and 66% for the Balanced Fund, and 100%, 157% and 146% for the International Value Fund, respectively.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

         The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of each Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

         The value of non-dollar denominated portfolio instruments held by the International Value Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the International Value Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

OTHER PURCHASE INFORMATION

         The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of shares of the Class A shares of the Funds is set forth below.

         Right of Accumulation. A "purchaser" of shares of a Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of any Fund in the Dean Family of Funds with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify Unified Fund Services, Inc. ("Unified") that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by Unified.

         A "purchaser" includes an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

         Letter of Intent. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined above) of shares of a Fund who submits a Letter of Intent to Unified. The Letter must state an intention to invest within a thirteen month period in any Fund in the Dean Family of Funds a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

         The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

         A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify Unified that an investment is being made pursuant to an executed Letter of Intent.

         Other Information. The Trust either does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of a Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by Dean Investment Associates. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

         The Trust's Account Application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

TAXES

         The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

         Each Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

         As of March 31, 2001, the Small Cap Value Fund and Balanced Fund had capital loss carryforwards for federal income tax purposes of $1,175,621 and $97,947, respectively which expire through the year 2008. The Small Cap Value Fund had capital loss carryforwards of $3,427,089, which expires through the year 2009. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

         Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing a Fund's net income, a portion of the income may be classified as a return of capital (which will lower a shareholder's tax basis). If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in a shareholder's taxable income. However, a shareholder may be able to claim an offsetting tax credit or itemized deduction on his return for his portion of foreign taxes paid by the Fund.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

         Investments by the Funds in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Funds at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Funds to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

         Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

         The Funds' use of hedging techniques, such as foreign currency forwards, involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds as well as affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

         Certain hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Funds are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders. The Funds may make one or more of the elections available under the Internal Revenue Code of 1986, as amended, which are applicable to straddles. If the Funds make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The diversification requirements applicable to the Funds may limit the extent to which the Funds will be able to engage in transactions in options, futures contracts or options on futures contracts.

REDEMPTION IN KIND

         Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

         From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV
Where:

P   =             a hypothetical initial payment of $1,000
T   =             average annual total return
n   =             number of years
ERV =             ending  redeemable  value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

         The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

         Each Fund may also advertise total return (a "non-standardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales load or over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above. The total return (excluding the effect of applicable sales loads) as of March 31, 2001 of each of the Funds for the previous one-year period and since inception is as follows:

                                               One Year         Since Inception*
                                               --------         ---------------

Large Cap Value Fund-Class A                    9.03%                   5.98%
Large Cap Value Fund-Class C                    8.35%                   2.84%
Small Cap Value Fund-Class A                   16.94%                   4.69%
Small Cap Value Fund-Class C                   16.66%                   1.79%
Balanced Fund-Class A                          11.93%                   5.62%
Balanced Fund-Class C                          11.03%                   2.81%
International Value Fund-Class A              -30.61%                  11.75%
International Value Fund-Class C              -30.90%                  10.67%

* The initial public offering of the Class A shares of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund was May 28, 1997. The initial public offering of the Class A shares of the International Value Fund was October 13, 1997. The initial public offering of the Class C shares was August 19, 1997 for the Large Cap Value Fund, August 1, 1997 for the Small Cap Value Fund and the Balanced Fund and November 6, 1997 for the International Value Fund.

         From time to time, each of the Funds may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                                      Yield = 2[(a-b/cd +1)6 -1]
         Where:

     a    = dividends and interest earned during the period
     b    = expenses accrued for the period (net of reimbursements)
     c    = the average  daily  number of shares  outstanding  during the period that were entitled to receive dividends
     d    = the maximum offering price per share on the last day of the period

         Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance. From time to time, the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index, the Russell 1000 Index, the Russell 2000 Index, the Russell 1000 Value Index, the Russell 2000 Value Index, the Lehman Brothers Intermediate Government/Corporate Bond Index and the Europe, Australia and Far East Index compiled by Morgan Stanley.

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the investment adviser's view of current or past market conditions or historical trends.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

CUSTODIAN

         Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, has been retained to act as Custodian for the investments of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund. Firstar Bank, N.A. acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

         Boston Safe Deposit and Trust Company ("Boston Safe"), One Boston Place, Boston, Massachusetts, has been retained to act as Custodian for the investments of the International Value Fund. Boston Safe acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. Boston Safe and Newton Capital are both subsidiaries of Mellon Bank.

AUDITORS

         The firm of Ernst & Young LLP has been selected as independent auditors for the Trust for the current fiscal year. Ernst & Young LLP, 1300 Chiquita Center, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

PRINCIPAL SECURITY HOLDERS

         As of June 30, 2001, Chauncey H. Dean and Zada G. Dean, 7777 Taylorsville Road, Huber Heights, Ohio, owned of record 34.36% of the outstanding Class A shares of the Large Cap Value Fund, 50.54% of the outstanding Class A shares of the Small Cap Value Fund, 38.11% of the outstanding Class A shares of the Balanced Fund and 31.54% of the outstanding Class A shares of the International Value Fund. As of June 30, 2001, Zada G. Dean, 7777 Taylorsville Road, Huber Heights, Ohio, owned of record 8.69% of the outstanding Class A shares of the Large Cap Value Fund, 7.42% of the outstanding Class A shares of the Small Cap Value Fund, 9.60% of the outstanding shares of the Balanced Fund and 8.24% of the outstanding Class A shares of the International Value Fund. Chauncey H. Dean and Zada G. Dean may be deemed to control each Fund by virtue of the fact that they own of record more than 25% of each Fund's shares.

         As of June 30, 2001, Merrill Lynch, Pierce, Fenner & Smith - For the Sole Benefit of its Customers, Attn: Mutual Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida, owned of record 6.01% of the outstanding Class A shares and 96.23% of the outstanding Class C shares of the Large Cap Value Fund, 4.64% of the outstanding Class A shares and 74.52% of the outstanding Class C shares of the Small Cap Value Fund, 2.66% of the outstanding Class A shares and 79.89% of the outstanding Class C shares of the Balanced Fund, and 5.94% of the outstanding Class A shares and 33.41% of the outstanding Class C shares of the International Value Fund. As of June 30, 2001, DRPS, Inc., 401(k) Account, 2480 Kettering Tower, Dayton, Ohio, owned of record 18.81% of the outstanding Class A shares of the Large Cap Value Fund, 17.15% of the outstanding Class A shares of the Small Cap Value Fund, 8.62% of the outstanding Class A shares of the Balanced Fund and 13.19% of the outstanding Class A shares of the International Value Fund. As of June 30, 2001, C.H. Dean & Associates, Inc., 2480 Kettering Tower, Dayton, Ohio, owned of record 38.31% of the outstanding Class A shares of the Large Cap Value Fund, 36.71% of the outstanding Class A shares of the Balanced Fund and 25.34% of the outstanding Class A shares of the International Value Fund. As of June 30, 2001, University of Dayton, 300 College Park, Dayton, Ohio owned of record 14.54% of the outstanding Class A shares of the International Value Fund. As of June 30, 2001, DB Alex Brown LLC, For the Sole Benefit of its Customers, P.O. Box 1346, Baltimore, Maryland, owned of record 50.14% of the outstanding Class C shares of the International Value Fund. As of June 30, 2001, Children's Emergency Services, Inc., Retirement Trust, FBO Dr. William M. Marte, 3001 Rising Spring Court, Bellbrook, Ohio, owned of record 9.43% of the outstanding Class C shares of the International Value Fund.

         As of June 30, 2001, the Trustees and officers of the Trust as a group owned of record and beneficially .09% of the outstanding Class A shares of the Large Cap Value Fund, 0% of the outstanding Class A shares of the Small Cap Value Fund, .31% of the outstanding Class A shares of the Balanced Fund, 0% of the outstanding Class A shares of the International Value Fund and less than 1% of the outstanding Class C shares of each of the Funds.

TRANSFER AGENT, FUND ACCOUNTING AGENT, AND ADMINISTRATOR

         Under the terms of a Mutual Fund Services Agreement, Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana, 46206-6110, serves as transfer agent and shareholder services agent, fund accounting agent, and administrator for the Trust. Unified is a wholly-owned subsidiary of Unified Financial Services, Inc.

         As transfer agent and shareholder services agent, Unified maintains the records of each shareholder's account, answers shareholder's inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Unified receives a monthly fee based on the number of shareholder accounts in each class of each Fund, subject to a $1,000 minimum monthly fee for each class of shares of a Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

         As fund accounting agent, Unified calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, Unified receives a monthly fee from each Fund at a rate of 0.05% of its average daily net assets up to $100 million, 0.04% of the next $150 million of such net assets, and 0.03% of such net assets in excess of $250 million, subject to a $26,000 minimum annual fee for each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by Unified in obtaining valuations of such Fund's portfolio securities.

         As administrative services agent for the Trust, Unified supplies non-investment related administrative and compliance services for the Funds. Unified prepares tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, Unified receives a monthly fee from each Fund at an annual rate of 0.09% of its average daily net assets up to $100 million, 0.06% of the next $150 million of such net assets, and 0.05% of such net assets in excess of $250 million, subject to a $1,250 minimum monthly fee.

     DRPS, Inc., an affiliate of Dean Investment Associates and the Underwriter, provides certain sub-accounting and recordkeeping services to the Funds. In return for these services, DRPS, Inc. receives a fee at the annual rate of .10% of the average balance of accounts in each Fund for which DRPS, Inc. provides these services.

ANNUAL REPORT

         The Funds' financial statements as of March 31, 2001, which have been audited by Ernst & Young LLP, are incorporated into this Statement of Additional Information by reference to the Funds' Annual Report to Shareholders. The Trust will provide the Annual Report without charge at written or telephone request.